Exhibit 99.2

Notes to Unaudited Pro Forma Consolidated Financial Information

        The following unaudited pro forma consolidated balance sheet as of June 30, 2006 presents the financial position of Nature Vision, Inc. and Subsidiaries (the “Company”) assuming the sale on October 20, 2006 of certain assets of the Company’s Norman photographic product line to Promark International, Inc. (“Promark”) (the “Transaction”) had been completed on June 30, 2006. The sale of the Company’s Norman photography product line to Promark was completed on October 20, 2006 pursuant to the terms of the Asset Purchase Agreement. The Transaction involved the sale of inventory, equipment and certain other assets relating to the Company’s Norman photography product line for a total purchase price of approximately $2,400,000, of which $300,000 is payable pursuant to the terms of a three year note. The Transaction was negotiated at arms length and prior to the transaction the Company and Promark had no material relationship

        The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2005 and 2006 and for the years ended December 31, 2004 and 2005 presents the Company’s results of operations assuming that the Transaction had been completed on January 1, 2004, the first day of the Company’s year ended December 31, 2004.  In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on the historical financial information of the Company. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Consolidated Financial Information. The Transaction will be reflected as discontinued operations as defined by Statement of Financial Accounting Standards No. 144.

        The unaudited pro forma statements for the period presented do not purport to represent what the Company’s results of operations or financial position actually would have been had the Transaction occurred on the date noted above, or to project the Company’s results of operations for any future periods.  The pro forma adjustments are based on available information, including estimates.  The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company included in its Annual Report filed on Form 10-KSB for the year ended December 31, 2005.

        See the attached pro forma unaudited consolidated financial information for the individual pro forma adjustments.

Nature Vision, Inc. and Subsidiaries
Pro forma Consolidated Balance Sheet
June 30, 2006

ASSETS	As Reported Unaudited June 30, 2006	Pro forma Adjustments		Pro forma June 30, 2006
CURRENT ASSETS
Cash and Cash Equivalents	$—	$1,988,252	(1)	$1,988,252
Accounts Receivable, net	1,899,466	0		1,899,466
Due From Buyer (Inventory hold back)	0	125,000	(1)	125,000
Inventories, net	9,495,336	(2,038,014	)(1)	7,457,322
Prepaid Expenses	345,004	0		345,004
Deferred Income Taxes	848,000	(93,000	)(2)	755,000

Total Current Assets	12,587,806	(17,762)		12,570,044

PROPERTY AND EQUIPMENT, NET	2,275,433	(14,098)		2,261,335

NON-CURRENT ASSETS
Building and Land Held for Sale, Net	641,086	0		641,086
Cash Value Life Insurance	147,146	0		147,146
Deferred Income Taxes	435,746	0		435,746
Note Receivable – Dispositions of Assets	0	300,000	(1)	300,000
Intangibles – net	129,862	0		129,862

Total Non-Current Assets	1,353,840	300,000		1,653,840

TOTAL ASSETS	$16,217,079	$268,140		$16,485,219

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Checks issued in excess of cash in bank	$136,641	$—		$136,641
Current Portion Contract Payable Vaddio	250,432	0		250,432
Current Portion of Long-Term Debt	396,180	0		396,180
Current Portion of Deferred Retirement Benefits	70,033	0		70,033
Line of Credit, Bank	4,415,000	0		4,415,000
Account Payable	1,114,472	130,000	(1)	1,244,472
Accrued Payroll and Payroll Taxes	355,069	0		355,069
Accrued Expenses	559,540	0		559,540

Total Current Liabilities	7,297,367	130,000		7,427,367

LONG-TERM LIABILITIES
Deferred Retirement Benefits	592,758	0		592,758
Deferred Income Taxes	514,200	0		514,200

Total Non-Current Liabilities	1,106,958	0		1,106,958

Total Liabilities	8,404,325	130,000		8,534,325

STOCKHOLDERS’ EQUITY
Common Stock, $.16 Par Value per Share
25,000,000 Shares Authorized
Common Shares Issued and Outstanding at
June 30, 2006 were 2,217,887	354,862	0		354,862
Additional Paid-In Capital	6,698,487	0		6,698,487
Retained Earnings	759,405	231,140	(1)	897,545

		(93,000	)(2)

Total Stockholders’ Equity	7,812,754	138,140		7,950,894

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$16,217,079	$268,140		$16,485,219

Nature Vision, Inc. and Subsidiaries
Pro forma Adjustments – Consolidated Balance Sheet
As of June 30, 2006

(1)

Cash	$1,988,252
Due from buyer	$125,000
Note receivable	$300,000
Inventories		$2,038,014
Property and equipment		$14,098
Accounts payable		$130,000
Retained earnings (gain related to sale)		$231,140

To record sale of inventories and property and equipment based on carrying amount of inventories of $2,038,014 and property and equipment net book value of $14,098. Sales proceeds received were cash of $1,988,252, 3 year note receivable of $300,000 and a 90 day inventory holdback of $125,000. Also record transaction costs payable (legal and broker fee) totaling $130,000. See recap below:

Cash received	$1,988,252
Note receivable	$300,000
Due from buyer	$125,000

Subtotal	$2,413,252
Less: Transaction costs	$(130,000)

Net proceeds on sale	$2,283,252
Less: Inventories carrying amount	$(2,038,014)
Less: Property and equipment carrying amount	$(14,098)

Gain on disposition of assets	$231,140

(2)

Retained earnings (gain related to sale)	$93,000
Deferred income tax asset		$93,000

To record income tax related to pretax gain of $231,140 at an effective rate of 40%. The income tax provision reduces the deferred tax asset recorded related to the net operating loss carry forwards as of June 30, 2006.

Nature Vision, Inc. and Subsidiaries
Pro forma Consolidated Statement of Operations (Unaudited)
Six Months Ended June 30, 2006

	As Reported	Pro forma Adjustments		Pro forma
SALES, NET	$9,311,093	$3,083,002	(A)	$6,228,091

COST OF GOOD SOLD	6,427,764	2,156,005	(A)	4,271,759

GROSS PROFIT	2,883,329	926,997		1,956,332

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	3,979,471	776,506	(A)	3,202,965

INCOME(LOSS) FROM OPERATIONS	(1,096,142)	150,491		(1,246,633)

OTHER INCOME(EXPENSE)
Interest Expense	(174,932)	0		(174,932)
Interest Income	0	0		0
Gain on Sale of Property and Equipment	13,883	231,140	(B)	245,023
Other Income	11,275	32,253	(A)	43,528

Net Other Expenses	(149,774)	263,393		113,619

INCOME(LOSS) BEFORE TAXES	(1,245,916)	112,902		(1,133,014)

PROVISION FOR INCOME TAX EXPENSE(REFUND)	(498,000)	41,800	(B)	(456,200)

NET INCOME(LOSS)	$(747,916)	$71,102		$(676,814)

Income(Loss) per Common Share
Basic	$(0.34)	$0.03		$(0.31)
Diluted	$(0.34)	$0.03		$(0.31)

Weighted Average Common Shares
Basic	2,194,395	2,194,395		2,194,395
Diluted	2,194,395	2,194,395		2,194,395

Nature Vision, Inc. and Subsidiaries
Pro forma Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2005

	As Reported	Pro forma Adjustments		Pro forma
SALES, NET	$24,254,059	$6,356,699	(A)	$17,897,360

COST OF GOOD SOLD	16,623,927	4,850,200	(A)	11,773,727

GROSS PROFIT	7,630,132	1,506,499		6,123,633

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,007,722	1,294,993	(A)	4,712,729

INCOME(LOSS) FROM OPERATIONS	1,622,410	211,506		1,410,904

OTHER INCOME(EXPENSE)
Interest Expense	(141,514)	0		(141,514)
Interest Income	519	0		519
(Loss) Gain on Sale of Property and Equipment	(29,378)	231,140	(B)	201,762
Other Income	19,897	3,409	(A)	23,306

Net Other Expenses	(150,476)	234,549		84,073

INCOME BEFORE TAXES	1,471,934	23,043		1,494,977

PROVISION FOR INCOME TAX EXPENSE	585,000	8,500	(B)	593,500

NET INCOME	$886,934	$14,543		$901,477

Income per Common Share
Basic	$0.41	$0.01		$0.41
Diluted	$0.39	$0.01		$0.40

Weighted Average Common Shares
Basic	2,178,877	2,178,877		2,178,877
Diluted	2,263,746	2,263,746		2,263,746

Nature Vision, Inc. and Subsidiaries
Pro forma Consolidated Statement of Operations (Unaudited)
Six Months Ended June 30, 2005

	As Reported	Pro forma Adjustments	Pro forma
SALES, NET	$10,486,688	$3,519,328	$6,967,360

COST OF GOOD SOLD	7,684,597	2,489,881	5,194,716

GROSS PROFIT	2,802,091	1,029,447	1,772,644

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	2,840,829	843,204	1,997,625

INCOME(LOSS) FROM OPERATIONS	(38,738)	186,243	(224,981)

OTHER INCOME(EXPENSE)
Interest Expense	(27,500)	0	(27,500)
Interest Income	517	0	517
Gain on Sale of Property and Equipment	0	231,140	231,140
Other Income	10,391	(1,913)	8,478

Net Other Expenses	(16,592)	229,227	212,635

INCOME(LOSS) BEFORE TAXES	(55,330)	42,984	(12,346)

PROVISION FOR INCOME TAX EXPENSE(REFUND)	(18,000)	15,900	(2,100)

NET INCOME(LOSS)	$(37,330)	$27,084	$(10,246)

Income(Loss) per Common Share
Basic	$(0.02)	$0.02	$(0.00)
Diluted	$(0.02)	$0.02	$(0.00)

Weighted Average Common Shares
Basic	2,178,559	2,178,559	2,178,559
Diluted	2,178,559	2,229,423	2,178,559

Nature Vision, Inc. and Subsidiaries
Pro forma Consolidated Statements of Operations (Unaudited)
Year Ended December 31, 2004

	As Reported	Pro forma Adjustments	Pro forma
SALES, NET	$12,361,543	$1,948,578	$10,412,965

COST OF GOOD SOLD	8,962,089	1,462,061	7,500,028

GROSS PROFIT	3,399,454	486,517	2,912,937

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	3,156,166	521,543	2,634,623

INCOME(LOSS) FROM OPERATIONS	243,288	(35,026)	278,314

OTHER INCOME(EXPENSE)
Interest Expense	(40,952)	0	(40,952)
Interest Income	4,094	0	4,094
Gain on Sale of Property and Equipment	0	231,140	231,140
Other Income	11,836	(4,470)	7,366

Net Other Expenses	(25,022)	226,670	201,648

INCOME BEFORE TAXES	218,266	261,696	479,962

PROVISION FOR INCOME TAX EXPENSE	79,136	96,800	175,936

NET INCOME	$139,130	$164,896	$304,026

Income per Common Share
Basic	$0.11	$0.12	$0.23
Diluted	$0.10	$0.11	$0.21

Weighted Average Common Shares
Basic	1,303,375	1,303,375	1,303,375
Diluted	1,440,361	1,440,361	1,440,361

Nature Vision, Inc. and Subsidiaries
Pro forma Adjustments – Consolidated Statements of Operations
For the years ended December 31, 2004 and 2005 and the six months ended June 30, 2005 and 2006

(A)	Reflects the sale of the Norman photographic product (entire product line treated as a business segment) line for the years ended December 31, 2004 and 2005 and the six months ended June 30, 2005 and 2006

(B)	To reflect gain on sale of Norman product line and related tax provision for the transaction at approximately 37%.

The gain was calculated as follows:

Sale of inventories and property and equipment based on carrying amount of inventories of $2,038,014 and property and equipment net book value of $14,098. Sales proceeds received were cash of $1,988,252, 3 year note receivable of $300,000 and a 90 day inventory holdback of $125,000. Also record transaction costs payable (legal and broker fee) totaling $130,000. See recap below:

Cash received	$1,988,252
Note receivable	$300,000
Due from buyer	$125,000

Subtotal	$2,413,252
Less: Transaction costs	$(130,000)

Net proceeds on sale	$2,283,252
Less: Inventories carrying amount	$(2,038,014)
Less: Property and equipment carrying amount	$(14,098)

Gain on disposition of assets	$231,140